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                                                                    Exhibit 99.1

                              [CLEARCHANNEL LOGO]

            CLEAR CHANNEL COMMUNICATIONS ANNOUNCES PLANNED STRATEGIC
             REALIGNMENT OF BUSINESSES TO ENHANCE SHAREHOLDER VALUE

  Company to Sell Approximately 10% of Clear Channel Outdoor in Initial Public
                                    Offering

             Company to Spin Off 100% of Clear Channel Entertainment

 Shareholders to Receive Special Dividend of $3.00 per Share and a 50% Increase
                        in Recurring Quarterly Dividend

SAN ANTONIO, TEXAS - April 29, 2005 - Clear Channel Communications, Inc. (NYSE:CCU) announced today that its Board of Directors has approved a plan of strategic initiatives focused on significantly increasing shareholder value. The plan includes:

          - An initial public offering of approximately 10% of Clear Channel Outdoor;
          -    The 100% spin-off of Clear Channel Entertainment;
          -    A $3.00 per share special dividend; and
          -    A 50% increase in the Company's recurring quarterly dividend.

The Company will hold a conference call today at 9:00 a.m. Eastern / 8:00 a.m. Central Time in conjunction with its first quarter earnings report also announced separately today.

UNLOCKING VALUE AND CREATING LONG-TERM OPPORTUNITIES

"We're seeking to unlock the considerable value in our Company, and create a strong foundation for future growth, by improving the strategic, operational and financial flexibility in each of our leading business units," said Mark Mays, President and Chief Executive Officer. "We expect these transactions to highlight the fundamental value of each of our leading businesses in a tax efficient manner, so that current and future investors can more clearly evaluate the Company's overall inherent value. These initiatives are designed to optimally capitalize each business in a manner that generates enhanced equity returns while maintaining strong balance sheets and preserving financial flexibility. Each business will have sharpened management focus and an improved ability to attract, retain and reward employees in a way that's aligned with shareholders."

Randall Mays, Chief Financial Officer, said: "Clear Channel Communications is fortunate to own businesses which generate substantial amounts of free cash flow and under present circumstances we believe we can best demonstrate that ability by returning a considerable amount of excess capital directly to shareholders. Today's announcement of a special dividend and a 50% increase in our regular quarterly dividend enhances shareholder returns both at the outset and on a recurring basis. Furthermore, by accretively reinvesting cash flow in these businesses and returning excess capital to shareholders through dividends and share buybacks, we will continue to pursue opportunities to provide the best shareholder returns. We remain committed to maintaining strong balance sheets, with a continued focus on financial discipline."

"Clear Channel's long history of creating shareholder value has taken another leap forward today," said Lowry Mays, Chairman. "This bold strategic initiative that the Board approved is a transforming event for the Company and one that will unleash numerous benefits focused on


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allowing us to continue to provide shareholders with superior long-term returns.
Our radio and television, outdoor and entertainment businesses are leaders in their respective industries. Each has respected management teams and unique opportunities for growth. We couldn't be more excited about our Company's future."

INITIAL PUBLIC OFFERING OF CLEAR CHANNEL OUTDOOR

The Company announced its intention to sell approximately 10% of the common stock of Clear Channel Outdoor in an initial public offering (IPO). After consummation of the IPO, Clear Channel Communications will continue to hold a controlling stake in Clear Channel Outdoor. Clear Channel Outdoor will consist of the Company's current domestic and international outdoor operations, and is the world's largest outdoor media company with annual 2004 sales of approximately $2.5 billion.

The Company believes an IPO of Clear Channel Outdoor will provide several important benefits to the Company's shareholders. A partially-separated Clear Channel Outdoor will enjoy greater strategic focus and flexibility. Additionally, Clear Channel Outdoor will be able to supplement its attractive organic profile by pursuing selective acquisitions using a currency based on its inherent valuation rather than the blended valuation represented by the Company's current common stock. This public currency will also enable Clear Channel Outdoor to better attract, retain and reward management in alignment with its performance. Moreover, the Company believes an IPO will help Clear Channel Communications shareholders more clearly evaluate the inherent value of Clear Channel Outdoor by highlighting its strong leadership position and growth profile.

Mark Mays will continue as Chief Executive Officer and Randall Mays will continue as Chief Financial Officer of Clear Channel's combined Outdoor operations, similar to the respective positions each has held in the Outdoor operations since the Company's entry into the business in 1997. The Company also today named Paul Meyer as Global President and Chief Operating Officer of Clear Channel Outdoor's worldwide operations. Meyer will also continue to oversee Clear Channel Outdoor's operations in North and South America. Roger Parry will continue to oversee Clear Channel Outdoor's operations in Europe, Asia, Australia, New Zealand and Africa, including Clear Channel Outdoor's joint venture in China known as Clear Media.

Given the Company's retention of approximately 90% of the outstanding shares of Clear Channel Outdoor after the IPO, Clear Channel Outdoor's Board of Directors will be comprised substantially of the same members as Clear Channel Communications' Board plus a number of new independent, non-overlapping Board members. The corporate headquarters for Clear Channel Outdoor will continue to be in San Antonio, Texas.

100% SPIN-OFF OF CLEAR CHANNEL ENTERTAINMENT

The Company also announced today its intention to spin-off the operations of Clear Channel Entertainment from Clear Channel Communications. After separation, Clear Channel Entertainment will be a separate, publicly-traded company in which Clear Channel Communications will not retain any ownership interest. Clear Channel Entertainment will consist of entertainment operations throughout North America, Europe, South America, Asia and Australia, with annual 2004 sales of approximately $2.75 billion.

As a separate and largely unregulated public company, Clear Channel Entertainment will enjoy enhanced flexibility to pursue initiatives that can maximize its strategic and operating potential and will be poised to more effectively enhance shareholder value than under the current structure. Clear Channel Entertainment will also be able to pursue selective acquisitions using its own stock

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as currency. This public currency will also enable Clear Channel Entertainment to better attract, retain and reward management and employees in alignment with its performance. Moreover, the Company believes the spin-off will help investors more clearly evaluate the inherent value of Clear Channel Entertainment by highlighting its strong leadership position and growth profile.

The Chief Executive Officer of Clear Channel Entertainment will report to a separate Board of Directors to be comprised of a majority of independent Directors not overlapping with Clear Channel Communications' Directors. It is anticipated that Clear Channel Entertainment's corporate headquarters will remain in Houston, Texas.

Prior to the spin-off, the Company expects to submit a request to the Internal Revenue Service (IRS) seeking a letter ruling regarding the tax-free nature of the spin-off.

In a parallel development, Brian Becker, who has served as Chief Executive Officer of Clear Channel Entertainment, has decided to pursue alternative entrepreneurial opportunities outside of the Company. As part of this, Clear Channel Entertainment and Brian Becker have agreed to form a joint venture company to pursue entertainment content opportunities through acquisition and development. Randall Mays is serving as interim Chief Executive Officer during Clear Channel Entertainment's transition to an independent company.

$3.00 PER SHARE SPECIAL DIVIDEND

The Company also announced its intention to pay a special dividend of $3.00 per share upon, and subject to, completion of the IPO of Clear Channel Outdoor and the spin-off of Clear Channel Entertainment. Management believes that the strong free cash flow nature of its businesses enables it to return substantial funds to shareholders while maintaining significant operational, strategic and financial flexibility. Since March 30, 2004, the Company used approximately $2.5 billion to repurchase approximately 12% of its common stock in the open market with relatively little additional leverage. In the future, the Company intends to maintain a strong balance sheet and will continue to assess the best way to utilize available capital, which may include future acquisitions, dividend increases, special dividends or additional share repurchases.

The Company will fund this special dividend with a combination of current cash balances, cash flow from operations, proceeds from the repayment of intercompany debt, and the proceeds of any new debt offerings. Each of Clear Channel Outdoor and Clear Channel Entertainment will be appropriately capitalized to seek to provide enhanced returns to equity holders while maintaining financial flexibility at each entity. Clear Channel Communications' outstanding notes will remain obligations of the Company. It is the Company's present intention to maintain a strong balance sheet with leverage levels that are consistent with current investment grade corporate credit rating guidelines. (Please refer to risks and uncertainties section at the end of this release.)

50% INCREASE IN QUARTERLY DIVIDEND

The Board of Directors of the Company today also announced an increase in the Company's quarterly dividend from $0.125 per share ($0.50 per share annually) to $0.1875 per share ($0.75 per share annually). The next quarterly dividend will be payable on July 15, 2005 to shareholders of record on June 30, 2005. After giving effect to all of the transactions described above, the Company believes that it will continue to generate substantial free cash flow. Accordingly, the Board of Directors of the Company believes that it is appropriate to return a larger portion of this cash flow directly to investors. While the increase in the Company's regular dividend is substantial, the absolute amount will still fall well within the financial capabilities of the Company, and is not expected to impact operating, financial or strategic flexibility.

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CONDITIONS PRECEDENT TO COMPLETION

With the exception of the increase in the Company's recurring quarterly dividend, this plan is conditioned on, among other things, the successful completion of each of the above transactions which are expected to occur during the second half of 2005. These transactions are subject to final approval by Clear Channel Communications' Board of Directors, receipt of a tax opinion of counsel and letter ruling from the IRS relating to the Clear Channel Entertainment spin-off, favorable market conditions, the filing and effectiveness of registration statements with the Securities and Exchange Commission (SEC), and other customary conditions. Approval of the Company's shareholders will not be required.

CLEAR CHANNEL COMMUNICATIONS

The Company believes that Clear Channel Communications' collection of broadcasting and outdoor assets will be able to provide investors with attractive overall returns in the forms of current yield and capital appreciation associated with future growth of the broadcasting and outdoor businesses. The remaining businesses of Clear Channel Communications will continue to represent the world's largest broadcasting portfolio, including the Company's 1,189 owned and operated domestic radio stations, equity interests in various international broadcasting companies, a leading national radio network and 40 owned or programmed TV stations. In addition, following the IPO, Clear Channel Communications will continue to own approximately 90% of Clear Channel Outdoor.

Mark Mays said: "We are highly confident in the future growth prospects of the broadcasting business. Our creative efforts to innovate the industry by giving listeners more of what they come to radio for and delivering a better environment for advertisers have already paid dividends with our listeners and advertisers. By reducing clutter, implementing unique advertising units with exceptional creative execution, and developing new, highly compelling programming through strong local, regional and national brands, we will continue to deliver outstanding entertainment and information to our listeners and superior results to our advertisers. We are the best equipped radio broadcaster to benefit from a rebound in advertising while leveraging the sustainability of local content."

CONFERENCE CALL INFORMATION

The Company will host a teleconference to discuss this strategic realignment and its first quarter earnings results today at 9:00 a.m. Eastern / 8:00 a.m. Central Time. The conference call number is 888-578-6632 and the pass code is 6664378. Please call ten minutes in advance to ensure that you are connected prior to the presentation. The teleconference will also be available via a live audio cast on the Company's website, located at www.clearchannel.com. A replay of the conference call will be available for 72 hours after the live conference call. The replay number is 888-203-1112 and the pass code is 6664378. The audio cast will also be archived on the Company's website and will be available beginning 24 hours after the call for a period of one week.

ABOUT CLEAR CHANNEL COMMUNICATIONS

Clear Channel Communications, Inc. (NYSE:CCU) is a global media and entertainment company specializing in "gone from home" entertainment and information services for local communities and premiere opportunities for advertisers. Based in San Antonio, Texas, the Company's

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businesses include radio, outdoor displays, live entertainment events and venues, and television stations. See us on the web at www.clearchannel.com.

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CERTAIN STATEMENTS IN THIS RELEASE CONSTITUTE "FORWARD-LOOKING STATEMENTS"
WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THE WORDS OR PHRASES "GUIDANCE," "BELIEVE," "EXPECT," "ANTICIPATE," "ESTIMATES" AND "FORECAST" AND SIMILAR WORDS OR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. IN ADDITION, ANY STATEMENTS THAT REFER TO EXPECTATIONS OR OTHER CHARACTERIZATIONS OF FUTURE EVENTS OR CIRCUMSTANCES ARE FORWARD-LOOKING STATEMENTS. THE COMPANY CANNOT PROVIDE ANY ASSURANCE THAT THE IPO OF CLEAR CHANNEL OUTDOOR, THE SPIN-OFF OF CLEAR CHANNEL ENTERTAINMENT OR THE PAYMENT OF THE SPECIAL DIVIDEND WILL BE COMPLETED, OR THE TERMS OF WHICH ALL OF THE TRANSACTIONS WILL BE CONSUMMATED.

VARIOUS RISKS THAT COULD CAUSE FUTURE RESULTS TO DIFFER FROM THOSE EXPRESSED BY THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS PRESS RELEASE INCLUDE, BUT ARE NOT LIMITED TO: RISKS INHERENT IN THE CONTEMPLATED IPO, SPIN-OFF, CASH DIVIDENDS OR BORROWINGS; COSTS RELATED TO THE PROPOSED TRANSACTIONS; DISTRACTION OF THE COMPANY AND ITS MANAGEMENT TEAM AS A RESULT OF THE PROPOSED TRANSACTIONS; CHANGES IN BUSINESS, POLITICAL AND ECONOMIC CONDITIONS IN THE U.S. AND IN OTHER COUNTRIES IN WHICH THE COMPANY CURRENTLY DOES BUSINESS (BOTH GENERAL AND RELATIVE TO THE ADVERTISING AND ENTERTAINMENT INDUSTRIES); FLUCTUATIONS IN INTEREST RATES; CHANGES IN OPERATING PERFORMANCE; SHIFTS IN POPULATION AND OTHER DEMOGRAPHICS; CHANGES IN THE LEVEL OF COMPETITION FOR ADVERTISING DOLLARS; FLUCTUATIONS IN OPERATING COSTS; TECHNOLOGICAL CHANGES AND INNOVATIONS; CHANGES IN LABOR CONDITIONS; CHANGES IN GOVERNMENTAL REGULATIONS AND POLICIES AND ACTIONS OF REGULATORY BODIES; FLUCTUATIONS IN EXCHANGE RATES AND CURRENCY VALUES; CHANGES IN TAX RATES; CHANGES IN CAPITAL EXPENDITURE REQUIREMENTS; ACCESS TO CAPITAL MARKETS AND CHANGES IN CREDIT RATINGS, INCLUDING THOSE THAT MAY RESULT FROM THE PROPOSED STRATEGIC REALIGNMENT. OTHER UNKNOWN OR UNPREDICTABLE FACTORS ALSO COULD HAVE MATERIAL ADVERSE EFFECTS ON THE COMPANY'S, CLEAR CHANNEL OUTDOOR'S AND CLEAR CHANNEL ENTERTAINMENT'S FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS. IN LIGHT OF THESE RISKS, UNCERTAINTIES, ASSUMPTIONS AND FACTORS, THE FORWARD-LOOKING EVENTS DISCUSSED IN THIS PRESS RELEASE MAY NOT OCCUR. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE STATED, OR IF NO DATE IS STATED, AS OF THE DATE OF THIS PRESS RELEASE. OTHER KEY RISKS ARE DESCRIBED IN CLEAR CHANNEL COMMUNICATIONS' REPORTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, INCLUDING IN THE SECTION ENTITLED "ITEM 1. BUSINESS - RISK FACTORS" OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004. EXCEPT AS OTHERWISE STATED IN THIS NEWS ANNOUNCEMENT, CLEAR CHANNEL COMMUNICATIONS DOES NOT UNDERTAKE ANY OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS BECAUSE OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

A REGISTRATION STATEMENT RELATING TO THE IPO OF CLEAR CHANNEL OUTDOOR COMMON STOCK AND AN INFORMATION STATEMENT RELATING TO THE SPIN-OFF OF CLEAR CHANNEL ENTERTAINMENT WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF CLEAR CHANNEL OUTDOOR COMMON STOCK IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. ANY SUCH OFFERING OF SECURITIES WILL BE MADE ONLY BY MEANS OF A PROSPECTUS INCLUDED IN THE REGISTRATIONS STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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FOR FURTHER INFORMATION CONTACT:
INVESTORS - RANDY PALMER, SENIOR VICE PRESIDENT OF INVESTOR RELATIONS, (210) 832-3315 OR MEDIA - LISA DOLLINGER, CHIEF COMMUNICATIONS OFFICER, (210) 832-3474 OR VISIT OUR WEBSITE AT HTTP://WWW.CLEARCHANNEL.COM.

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